  Exhibit 99(a)



[NEWCOR LOGO]   NEWS RELEASE NEWS RELEASE NEWS RELEASE NEWS RELEASE NEWS RELEASE
--------------------------------------------------------------------------------
For additional information call: James J. Connor, Newcor, Inc. 43252 Woodward, Suite 240, Bloomfield Hills, MI 48302-0574 Tel: 248-253-2400 FAX: 248-253-2413



FOR IMMEDIATE RELEASE


                   NEWCOR, INC. REPORTS PRO-FORMA RESULTS FOR
                               THIRD QUARTER 2001


BLOOMFIELD HILLS, Michigan, November 15, 2001--Newcor, Inc. (Amex: NER) today released pro-forma financial information as of September 30, 2001, and for the quarter then ended, giving effect to the anticipated restructuring of its Senior Subordinated Notes, in the principal amount of $123.0 million. There has been a delay in filing Newcor's Form 10-Q for the quarter ended September 30, 2001. Newcor anticipates filing the 10-Q shortly.

It should be noted that the pro-forma financial information is based upon management's current best estimate of the outcome of a restructuring of the Company's capital structure, presently being negotiated with an ad-hoc committee representing holders of more than two-thirds of the face amount of the total outstanding Senior Subordinated Notes.

The accompanying pro-forma financial information is for informational purposes only and there is no assurance that the final outcome of the restructuring negotiations will produce the results set forth in this release. Holders of Newcor's common stock should not view the accompanying financial information as any indication of the current or future value, if any, of currently outstanding shares, which will depend upon, among other factors, the terms upon which outstanding debt is restructured. Newcor cannot presently predict when, if ever, a restructuring may be completed.

Newcor, headquartered in Bloomfield Hills, Michigan, designs and manufactures precision machined and molded rubber and plastic products, as well as custom machines and manufacturing systems. Newcor is listed on the AMEX under the symbol NER.

Certain information contained herein includes information that is forward-looking. The matters referred to in forward-looking statements may be affected by the risks and uncertainties involved in the Company's business. These forward-looking statements are qualified in their entirety by the cautionary statements contained in the Company's Securities and Exchange Commission filings.

                                  NEWCOR, INC.
                 PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                                                PRO-FORMA
                                                                              September 30,            December 31,
                                                                                  2001                     2000
                                                                                  ----                     ----
                                     ASSETS
Current assets:
  Cash and cash equivalents                                                  $         -                $       704
  Accounts receivable                                                             31,402                     33,219
  Inventories                                                                     12,463                     15,061
  Other current assets                                                             3,285                      3,913
                                                                             -----------                -----------
Total current assets                                                              47,150                     52,897
Property, plant and equipment, net of
  accumulated depreciation of $40,828
  at 9/30/01 and $33,924 at 12/31/00                                              50,234                     54,609
Cost in excess of assigned value of
  acquired companies, net of amortization                                         24,711                     67,812
Other non-current assets                                                           7,096                     13,994
                                                                             -----------                -----------

Total assets                                                                 $   129,191                $   189,312
                                                                             ===========                ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt                                          $    13,470                $     2,312
  Accounts payable                                                                17,975                     22,474
  Other accrued liabilities                                                        7,748                     13,701
                                                                             -----------                -----------
Total current liabilities                                                         39,193                     38,487

Long-term debt                                                                     8,848                    134,943
Deferred tax liability                                                            11,418
Other non-current liabilities                                                      8,785                      9,074
                                                                             -----------                -----------

Total liabilities                                                                 68,244                    182,504
                                                                             -----------                -----------

Shareholders' equity:
  Common stock                                                                    10,019                      5,019
  Capital in excess of par                                                        18,915                      2,415
  Treasury stock                                                                    (489)                      (489)
  Accumulated other comprehensive loss                                              (223)                      (223)
  Retained earnings                                                               32,725                         86
                                                                             -----------                -----------

Total shareholders' equity                                                        60,947                      6,808
                                                                             -----------                -----------

Total liabilities and shareholders' equity                                   $   129,191                $   189,312
                                                                             ===========                ===========

                                  NEWCOR, INC.
            PRO-FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (In thousands)


                                                    Three Months Ended                      Nine Months Ended
                                                    ------------------                      -----------------

                                                 PRO-FORMA                               PRO-FORMA
                                                 Sept 30,          Sept 30,              Sept 30,         Sept 30,
                                                   2001              2000                  2001             2000
                                                   ----              ----                  ----             ----
Sales                                           $   41,682       $   55,025           $   137,826       $   191,857
Cost of sales                                       38,846           47,150               125,783           162,000
                                                ----------       ----------           -----------       -----------

Gross margin                                         2,836            7,875                12,043            29,857
Selling, general and administrative expenses         4,282            3,510                12,935            15,120
Amortization expense                                 1,035            1,037                 3,101             3,104
Restructuring charge                                   -                 -                    450                 -
                                                 ---------       ----------           -----------       -----------

Operating income (loss)                             (2,481)           3,328                (4,443)           11,633
Other expense:
  Interest expense                                  (3,554)          (3,465)              (10,821)          (10,773)
  Other professional fees                                -             (900)                 (300)           (1,550)
  Other expense, net                                  (126)            (163)                 (442)             (398)
                                                -----------      ----------           -----------       -----------

Loss before income taxes                        $   (6,161)      $  (1,200)           $   (16,006)      $    (1,088)
                                                ===========      ==========           ===========       ===========

                              PRO-FORMA ADJUSTMENTS
(A) Effective September 4, 2001, Newcor failed to pay $6.1 million in interest on $123.0 million of outstanding Subordinated Notes. Economic realities dictate that this interest, although accrued, will not be paid. Therefore, on a pro-forma basis, the interest accrual has been eliminated.
(B) These same economic realities mandate that the best resolution of the outstanding liabilities on the $123.0 million of Subordinated Notes is to exchange them for equity. After attributing an estimated fair value to the equity, which might be exchanged for the Notes and after adjustments for write-off of previously recorded debt issuance costs management presently estimates that the exchange would produce a pro-forma gain of $98.4 million
(C) Pursuant to current Generally Accepted Accounting Principles ("GAAP") an impairment charge may be required as of September 30, 2001. New rules, which go into effect as of January 1, 2002, will produce further impairment charges. In order to more accurately reflect the effect of the charges to be recorded under both sets of rules, these pro-forma statements reflects the current and near term future impairment charges.

Elimination of accrued interest (A)                  7,084                                  7,084

Gain on exchange of $123.0 million principal
 amount of Notes for equity (B)                     98,369                                 98,369

Impairment charge (C)                              (40,000)                               (40,000)
                                                ----------                            -----------

Pro-forma profit before income taxes                59,292                                 49,447

Income tax (benefit)                                20,159             (408)               16,808              (372)
                                                ----------       ----------           -----------       ------------

Net income (loss)                               $   39,133       $     (792)          $    32,639       $      (716)
                                                ==========       ==========           ===========       ===========

                                  NEWCOR, INC.
            PRO-FORMA CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)


                                                                                         Nine Months Ended
                                                                                         -----------------

                                                                                PRO-FORMA
                                                                                Sept 30,                  Sept 30,
                                                                                  2001                      2000
                                                                                  ----                      ----
Operating Activities:
  Net income (loss)                                                             $ 32,639                 $     (716)
  Depreciation                                                                     6,898                      6,567
  Amortization                                                                     3,101                      3,104
Impairment charge                                                                 40,000
Gain on exchange of $123.0 million of Notes for equity                           (98,369)
Other, net                                                                          (838)                      (359)
Changes in operating assets and liabilities, net                                  10,254                     (9,396)
                                                                                --------                 ----------

Net cash used in operations                                                       (6,315)                      (800)
                                                                                ---------                ----------

Investing Activities:
  Capital expenditures                                                            (3,143)                    (4,758)
  Proceeds from sale of capital assets                                               620
                                                                                --------                 ----------

Net cash used in investing activities                                             (2,523)                    (4,758)
                                                                                --------                 ----------

Financing Activities:
  Net borrowings on revolving credit line                                          9,825                      1,728
  Repayment of term note                                                          (1,500)                    (1,500)
  Payment on capital lease                                                          (191)                     3,485
  Issuance of common stock                                                                                      114
                                                                                --------                 ----------

Net cash provided by financing activities                                          8,134                      3,827
                                                                                --------                 ----------

Decrease in cash and cash equivalents                                               (704)                    (1,731)
Cash and cash equivalents, beginning of period                                       704                      1,731
                                                                                --------                 ----------

Cash and cash equivalents, end of period                                        $      -                 $        -
                                                                                ========                 ==========